                                                                   Exhibit 10.13

       Second Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases, and Fixture Filing

                               TABLE OF CONTENTS

                                                                                                Page
ARTICLE I    COVENANTS AND AGREEMENTS OF THE TRUSTOR .........................................   7

     SECTION 1.1.   Payment of Secured Obligations and Other Obligations .....................   7

     SECTION 1.2.   Title to Collateral, etc .................................................   7

     SECTION 1.3.   Title Insurance ..........................................................   8

     SECTION 1.4.   Recordation ..............................................................   9

     SECTION 1.5.   Payment of Impositions, etc ..............................................   9

     SECTION 1.6.   Insurance and Legal Requirements .........................................  10

     SECTION 1.7.   Security Interests, etc ..................................................  10

     SECTION 1.8.   Permitted Contests .......................................................  11

     SECTION 1.9.   Leases ...................................................................  12

     SECTION 1.10.  Compliance with Instruments ..............................................  12

     SECTION 1.11.  Maintenance and Repair, etc ..............................................  12

     SECTION 1.12.  Alterations, Additions, etc ..............................................  13

     SECTION 1.13.  Acquired Property Subject to Lien ........................................  13

     SECTION 1.14.  Assignment of Leases, Rents, Proceeds, etc ...............................  13

     SECTION 1.15.  No Claims Against the Beneficiary ........................................  16

     SECTION 1.16.  Indemnification Against Obligations ......................................  16

     SECTION 1.17.  No Credit for Payment of Taxes ...........................................  18

     SECTION 1.18.  Offering of the Notes ....................................................  18

     SECTION 1.19.  Hazardous Material and Wastes ............................................  18

ARTICLE II   INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC ...................................  19

     SECTION 2.1.   Insurance ................................................................  19

     SECTION 2.2.   Damage, Destruction or Taking; Trustor
                    to Give Notice; Assignment of Awards .....................................  21

     SECTION 2.3.   Application of Proceeds and Awards .......................................  22

     SECTION 2.4.   Total Taking and Total Destruction .......................................  24

ARTICLE III  EVENTS OF DEFAULT; REMEDIES, ETC ................................................  25

     SECTION 3.1.   Events of Default; Acceleration ..........................................  25

     SECTION 3.2.   Legal Proceedings; Foreclosure ...........................................  26

     SECTION 3.3.   Power of Sale ............................................................  26

                                TABLE OF CONTENTS
                                   (continued)

                                                                                               Page
     SECTION 3.4.   Uniform Commercial Code Remedies ........................................   28

     SECTION 3.5.   Beneficiary Authorized to Execute Deeds, etc ............................   28

     SECTION 3.6.   Purchase of Collateral by Beneficiary ...................................   28

     SECTION 3.7.   Receipt a Sufficient Discharge to Purchaser .............................   29

     SECTION 3.8.   Waiver of Appraisement, Valuation, etc ..................................   29

     SECTION 3.9.   Sale a Bar Against Trustor ..............................................   29

     SECTION 3.10.  Application of Proceeds of Sale and Other Moneys ........................   29

     SECTION 3.11.  Appointment of Receiver .................................................   30

     SECTION 3.12.  Possession, Management and Income .......................................   30

     SECTION 3.13.  Right of Beneficiary to Perform Trustor's Covenants, etc ................   31

     SECTION 3.14.  Subrogation .............................................................   31

     SECTION 3.15.  Remedies, etc., Cumulative ..............................................   32

     SECTION 3.16.  Provisions Subject to Applicable Law ....................................   32

     SECTION 3.17.  No Waiver, etc ..........................................................   32

     SECTION 3.18.  Compromise of Actions, etc ..............................................   33

ARTICLE IV   DEFINITIONS ....................................................................   33

     SECTION 4.1.   Terms Defined in this Deed of Trust .....................................   33

     SECTION 4.2.   Use of Defined Terms ....................................................   35

     SECTION 4.3.   Credit Agreement Definitions ............................................   36

ARTICLE V    MISCELLANEOUS ..................................................................   36

     SECTION 5.1.   Further Assurances; Financing Statements ................................   36

     SECTION 5.2.   Additional Security .....................................................   37

     SECTION 5.3.   Defeasance; Partial Release, etc ........................................   37

     SECTION 5.4.   Notices, etc ............................................................   37

     SECTION 5.5.   Waivers, Amendments, etc ................................................   38

     SECTION 5.6.   Cross-References ........................................................   38

     SECTION 5.7.   Headings ................................................................   38

                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
     SECTION 5.8.   Governing Law ..............................................  38

     SECTION 5.9.   Successors and Assigns, etc ................................  38

     SECTION 5.10.  Loan Document ..............................................  38

     SECTION 5.11.  Severability ...............................................  38

     SECTION 5.12.  SPECIAL PROVISIONS MODIFYING OR
                    AFFECTING THIS DEED OF TRUST BY REASON
                    OF THE STATE IN WHICH THE LAND IS LOCATED ..................  38

     SECTION 5.13.  Amended and Restated Deed of Trust .........................  46

ACKNOWLEDGEMENTS

Schedule 1 - Description of the Land
Schedule 2 - Permitted Encumbrances

                                                       (For Recorder's Use Only)


Recording Requested By and
When Recorded, Mail To:

Boise A. Ding, Esq.
Mayer, Brown & Platt
350 South Grand Avenue, 25th Floor
Los Angeles, California  90071

--------------------------------------------------------------------------------
                   (Space above this line for recorder's use)


                   Second Amended and Restated Deed of Trust,
                     Security Agreement, Assignment of Rents
                         and Leases, and Fixture Filing

                           Dated as of August 21, 2001

     This Second Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases, and Fixture Filing (this "Deed of Trust") has
                                                          -------------
been executed by NASCO INTERNATIONAL, INC., a Wisconsin corporation, having an address at 901 Janesville Avenue, Fort Atkinson, Wisconsin 53538-0901 (the "Trustor") in favor of COMMONWEALTH LAND TITLE INSURANCE COMPANY, as trustee,
 -------
having an address of 888 West 6th Street, 4th Floor, Los Angeles, California 90017 ("Trustee"), for the benefit of BANK OF AMERICA, N.A. (successor in
        -------
interest to Bank of America National Trust and Savings Association and Continental Bank, N.A.), having an address at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Ms. Debra Basler, as agent for the various financial
                ---------
institutions (the "Lenders") which are, or may from time to time hereafter
                   -------
become, parties to the Credit Agreements, as hereinafter defined (herein together with its successors and assigns acting as agent at the time under such Credit Agreements, the "Beneficiary"),
                        -----------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trustor is on the date of delivery hereof the owner of fee title to the parcel or parcels of land described in Schedule 1 hereto (the
                                                    ----------
"Land") and of the Improvements (such term and other capitalized terms used in
 ----
this Deed of Trust
having the respective meanings specified or referred to in Article 4);
                                                           ---------

     WHEREAS, pursuant to (i) an Amended and Restated Credit Agreement (Five
Year) dated May 29, 2001 (the "Credit Agreement (Five Year)") and (ii) an
                               ----------------  ---------
Amended and Restated Credit Agreement (364 Days) dated May 29, 2001 (the "Credit
                                                                          ------
Agreement (364 Days)") each among Trustor, certain lenders, Bank One, Wisconsin,
--------------------
as documentation agent and Beneficiary, as administrative agent [the Credit Agreement (Five Year) and the Credit Agreement (364 Days) being collectively referred to as the "Credit Agreements"] the lenders thereunder have extended
                    -----------------
certain credit (herein referred to collectively as the "Loans"), which Loans are
                                                        -----
evidenced by Notes issued under the Credit Agreements (the indebtedness evidenced by such Notes is sometimes hereinafter referred to as the "Secured
                                                                     -------
Obligations") to the Grantor, including for, among other things, meeting working
-----------
capital requirements of Trustor with respect to the Credit Agreement (364 Days) and financing the AMEP Acquisition with respect to the Credit Agreement (5
Year).

     WHEREAS, the Credit Agreement (Five Year) and the Credit Agreement (364
Days) amended and restated in their entirety, respectively, that certain Credit Agreement (Five Year) dated March 31, 2000 (the "Original Credit Agreement (Five
                                                 -------------------------------
Year)") and a Credit Agreement (364 Days) (the "Original Credit Agreement (364
----                                            -------------------------  ---
Days)") dated March 31, 2000 [the Original Credit Agreement (364 Days) and the
----
Original Credit Agreement (5 Year) being collectively referred to as the "Original Credit Agreements"]. Under the Original Credit Agreements the lenders
 --------------------------
thereunder extended credit to Trustor to refinance certain loans extended to Trustor under a Third Amended and Restated Credit Agreement, dated as of January 2, 1996, as amended, supplemented and otherwise modified prior to the date of the Original Credit Agreements (the "First Refinanced Credit Agreement");
                                     ---------------------------------

     WHEREAS, under the Original Credit Agreements, the Trustor was required to execute and deliver that certain Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases, and Fixture Filing (the "Existing
                                                                    --------
Deed of Trust") dated June 26, 2000 recorded on July 26, 2000 as Document No.
-------------
000-0060206-06 in the Recorder's Office of Stanislaus County, California (the "Official Records"), pursuant to which the Trustor granted to the Agent a security interest in, among other things, the Collateral (as hereinafter defined);

     WHEREAS, it is an obligation of Trustor under the Credit Agreements that Trustor execute and deliver this Deed of Trust which serves as a "Second Amendment to Modesto Mortgage" as defined under the Credit Agreements;

     WHEREAS, as used in this Deed of Trust the term "Obligations" means and
                                                      -----------
includes all of the following:

          (a) the principal of and interest on the Secured Obligations;

          (b) all other indebtedness of any kind arising under, and all amounts of any kind which, at any time become due and owing to the Beneficiary under or with respect to the Credit Agreements, the Notes, this Deed of Trust, the Collateral Documents referred to in the Credit Agreements, and any other document, agreement or other instrument delivered pursuant to or in connection with the Credit Agreements or this Deed of Trust (herein collectively called the "Loan Documents");
                              --------------

          (c) all of the covenants, obligations and agreements and the truth and completeness of all representations and warranties, of the Trustor, in, under or pursuant to the Loan Documents;

          (d) any and all advances, costs and expenses including, without limitation, all costs of enforcement and collection, paid or incurred by the Beneficiary to protect any of the Collateral (as hereinafter defined), perform any obligation of the Trustor or any other Person under or with respect to the Loan Documents or collect any amount owing to the Beneficiary and the Lenders which is secured or evidenced hereby or by any other Loan Document; and

          (e) interest on all of the foregoing.

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Trustor from time to time pursuant to the Credit Agreements, the Trustor hereby enters into this Deed of Trust which amends and restates in its entirety the Existing Deed of Trust.

                                   G R A N T:
                                   ---------

     FOR and in consideration of the premises, and of the mutual covenants herein contained, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Obligations, except for the

Obligations under Section 10.4(d) and 10.4(e) of the Credit Agreements which are
                  ---------------     -------
expressly unsecured, the Trustor hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers and conveys unto Trustee IN TRUST, WITH POWER OF SALE, for the benefit and security of the Beneficiary and its successors and assigns, forever, all of the following (the "Collateral"):
                    ----------

          (a)  Real Estate. All of the Land and all additional lands and estates
               -----------
     therein now owned or hereafter acquired by the Trustor for use or development with the Land or any portion thereof and which is made subject to the lien hereof from time to time by supplemental deed of trust or otherwise, together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anywise pertaining to the Land and such additional lands and estates therein (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and such additional lands and estates therein and any interest therein; all estate, claim, demand, right, title or interest of the Trustor in and to any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof and such additional lands and estates therein; all strips and gores belonging, adjacent or pertaining to the Land or such additional lands and estates; and any after-acquired title to any of the foregoing (herein collectively called the "Real Estate");
                                      -----------

          (b)  Improvements. All buildings, structures and other improvements
               ------------
     and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Real Estate; and all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of every kind and nature whatsoever and all replacements thereof, now or hereafter affixed or attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Real Estate or such buildings, structures and other improvements now or hereafter owned by the Trustor, including, but not limited to, partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property which are considered fixtures under applicable law (such buildings, structures and other improvements and such other property are herein collectively referred to as the "Improvements"; the Real Estate and the Improvements are collectively
      ------------
     referred to as the "Property");
                         --------

          (c)  Goods. All building materials, goods, construction materials,
               -----
     appliances (including, without limitation, stoves, ranges, ovens, disposals, refrigerators, water fountains and coolers, fans, heaters, dishwashers, clothes washers and dryers, water heaters, hood and fan combinations, kitchen equipment, laundry equipment, kitchen cabinets and other similar equipment), stocks, beds, mattresses, bedding and linens, supplies, blinds, window shades, drapes, carpets, floor coverings, office equipment, growing plants and shrubberies, control devices, equipment (including window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, pest control and other equipment), motor vehicles, tools, furnishings, furniture, lighting, non-structural additions to the Real Estate and Improvements and all other tangible property of any kind or character, together with all replacements thereof, now or hereafter owned by the Trustor and located on or in or used or useful in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Property, regardless of whether or not located on or in the Property or located elsewhere for purposes of storage, fabrication or otherwise, exclusive of any of the foregoing items of property owned by tenants of portions of the Improvements (herein collectively referred to as the "Goods");
                                      -----

          (d)  Intangibles. All goodwill, trademarks, trade names, option
               -----------
     rights, purchase contracts, books and records and general intangibles of the Trustor relating to the Property and all accounts, contract rights, instruments, chattel paper and other rights of the Trustor for the payment of money for property sold or lent, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of the Trustor relating to the Property, but specifically excluding rights of the Trustor in, to and under contracts with providers of goods or services in connection with the maintenance and operation of the Property (herein collectively referred to as the "Intangibles");
      -----------

          (e) Plans. All rights of the Trustor in and to all plans and
              -----
     specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Improvements or any construction on the Real Estate (herein collectively referred to as the "Plans");
      -----

          (f) Permits. All rights of the Trustor in, to and under all permits,
              -------
     franchises, licenses, approvals and other authorizations respecting the use, occupation and operation of the Property and every part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction (herein collectively called the "Permits");
                                                          -------

          (g) Leases of Furniture, Furnishings and Equipment. All right, title
              ----------------------------------------------
     and interest of the Trustor as lessee in, to and under any leases of furniture, furnishings and equipment now or hereafter installed in or at any time used in connection with the Property;

          (h) Proceeds. All proceeds of the conversion, voluntary or involuntary
              --------
     of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards (herein collectively referred to as "Proceeds"); and
                                  --------

          (i) Other Property. All other property and rights of the Trustor of
              --------------
     every kind and character relating to the Property, and all proceeds and products of any of the foregoing.

     AND, without limiting any of the other provisions of this Deed of Trust, the Trustor expressly grants to the Beneficiary, as secured party, a security interest in all of those portions of the Collateral which are or may be subject to the State

Uniform Commercial Code provisions applicable to secured transactions;

          TO HAVE AND TO HOLD the Collateral unto the Trustee for the benefit of Beneficiary and its successors and assigns, forever.

          FURTHER to secure the full, timely and proper payment and performance of the Obligations, the Trustor hereby covenants and agrees with and warrants to the Beneficiary as follows:

                                   ARTICLE I

                     COVENANTS AND AGREEMENTS OF THE TRUSTOR
                     ---------------------------------------

          SECTION 1.1. Payment of Secured Obligations and Other Obligations. The
                       ----------------------------------------------------
Trustor agrees that it will duly and punctually pay:

               (a) the principal of and interest on the Secured Obligations at the time outstanding in accordance with the terms thereof and hereof, and

               (b) when and as due and payable from time to time in accordance with the terms hereof or of any other applicable Loan Document, all other Obligations.

          SECTION 1.2. Title to Collateral, etc. The Trustor represents and
                       ------------------------
warrants to and covenants with the Beneficiary that:

               (a) as of the date hereof and at all times hereafter while this Deed of Trust is outstanding, the Trustor is the absolute owner of the legal and beneficial title to the Property and to all other property included in the Collateral, and has good and marketable title in fee simple absolute to the Property, subject in each case only to this Deed of Trust and the encumbrances set forth in Schedule 2 hereto (the
                                                          ----------
          "Permitted Encumbrances");
           ----------------------

               (b) the Trustor has good and lawful right, power and authority to execute this Deed of Trust and to convey, transfer, assign, mortgage and grant a security interest in the Collateral, all as provided herein;

               (c) this Deed of Trust has been duly executed, acknowledged and delivered on behalf of the Trustor, all consents and other actions required to be taken by the officers, directors, shareholders and partners, as the case may be, of the Trustor have been duly and fully given and performed and this Deed of Trust constitutes the legal, valid and binding obligation of the Trustor, enforceable against the Trustor in accordance with its terms;

               (d) the Trustor, at its expense, will warrant and defend to the Beneficiary and any purchaser under the power of sale herein or at any foreclosure sale such title to the Collateral and the first deed of trust lien and first priority perfected security interest of this Deed of Trust thereon and therein against all claims and demands and will maintain, preserve and protect such lien and security interest and will keep this Deed of Trust a valid, direct first deed of trust lien of record on and a first priority perfected security interest in the Collateral, subject only to the Permitted Encumbrances; and

               (e) the Trustor will maintain and preserve its corporate existence and good standing under the laws of the State.

          SECTION 1.3. Title Insurance.
                       ---------------

               SECTION 1.3.1. SECTION 1.3.1. Title Insurance Endorsement. Concurrently with the execution and delivery of this Deed of Trust, the Trustor, at its expense, has obtained and delivered to the Beneficiary a modification endorsement to Beneficiary's existing lender's title policy relating to the Property in form and substance satisfactory to Beneficiary and insuring that the lien of this Deed of Trust is a valid, first priority lien on the Property. The Trustor has duly paid in full all premiums and other charges due in connection with the issuance of such endorsement.

               SECTION 1.3.2. [INTENTIONALLY OMITTED]

               SECTION 1.3.3. [INTENTIONALLY OMITTED]

               SECTION 1.3.4. Title Insurance Proceeds. All proceeds received by
                              ------------------------
and payable to the Beneficiary for any loss under the loan policy or policies of title insurance referenced in Section 1.3.1, or under any policy or policies of
                              -------------
title insurance delivered to the Beneficiary in substitution therefor or replacement thereof, shall be the property of the Beneficiary and shall be applied by the Beneficiary in accordance with the provisions of Section 2.3.
                                                                -----------

     SECTION 1.4. Recordation. The Trustor, at its expense, will at all times
                  -----------
cause this Deed of Trust and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof) and each other instrument delivered in connection with any Loan Document and intended thereunder to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien and security interest of this Deed of Trust as a valid, direct first deed of trust lien and first priority perfected security interest in the Collateral, subject only to Permitted Encumbrances. The Trustor will pay or cause to be paid, and will indemnify the Beneficiary in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Deed of Trust and any and all supplements and amendments hereto.

     SECTION 1.5. Payment of Impositions, etc. Subject to Section 1.8 (relating
                  ---------------------------             -----------
to permitted contests), the Trustor will pay or cause to be paid within 30 days after the same become a lien, but in any event before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment, all taxes, assessments, water and sewer rates, charges, license fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Collateral, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes, and all taxes, assessments or charges which may be levied on the Secured Obligations, or the interest thereon (collectively, the "Impositions"). The Trustor will deliver to
                                     -----------
the Beneficiary, upon request, copies of official receipts or other satisfactory proof evidencing such payments. Notwithstanding the foregoing provisions of this
Section 1.5, the Beneficiary agrees that if the Trustor (through inadvertence),
-----------
fails to make payment of any Imposition which is in a de minimis amount (which
                                                      -- -------
shall be an amount less than or equal to $5,000), then the Beneficiary shall not declare an Event of Default as a result of such failure, provided (i) within five (5) days after the Trustor receives notice of such unpaid Imposition, the Trustor makes payment thereof and (ii) the Collateral is not, in the Beneficiary's judgment, in any danger of being subjected to judicial proceedings, sold, lost, forfeited or interfered with.

     SECTION 1.6. Insurance and Legal Requirements. Subject to Section 1.8
                  --------------------------------             -----------
(relating to permitted contests), the Trustor, at its expense, will comply, or cause compliance with

          (a) all provisions of any insurance policy covering or applicable to the Collateral or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Collateral or any part thereof or any use or condition of the Collateral or any part thereof (collectively, the "Insurance Requirements"); and
                         ----------------------

          (b) all laws, including Environmental Laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, property owners associations, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Collateral or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Collateral or any part thereof (collectively, the "Legal Requirements");
                         ------------------

whether or not compliance therewith shall require structural changes in or interference with the use and enjoyment of the Collateral or any part thereof.

     SECTION 1.7. Security Interests, etc. The Trustor will not directly or
                  -----------------------
indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any deed of trust, mortgage, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to or any other lien on or in the Collateral or any part thereof or the interest of the Trustor, the Beneficiary therein or any Proceeds thereof or Rents (as hereinafter defined) or other sums arising therefrom, other than (a) Permitted Encumbrances and (b) liens of mechanics, materialmen, suppliers or vendors or rights thereto incurred in the ordinary course of the business of the Trustor for sums not yet due or any such liens or rights thereto which are at the time being contested as permitted by
Section 1.8. The Trustor will not postpone the payment of any sums for which
-----------
liens of mechanics, materialmen, suppliers or vendors or rights thereto have been incurred (unless such liens or rights thereto are at the time being contested as permitted by Section 1.8), or enter into any contract under which
                          -----------
payment of such sums is postponable (unless such contract expressly provides for the legal, binding and effective waiver of any such liens or rights thereto), in either case, for more than 60 days after the completion of the action giving rise to such liens or rights thereto.

     SECTION 1.8. Permitted Contests. After prior written notice to the
                  ------------------
Beneficiary, the Trustor at its expense may contest, or cause to be contested, by appropriate action conducted in good faith, the amount or validity or application, in whole or in part, of any Imposition, Legal Requirement or Insurance Requirement or lien of a mechanic, materialman, supplier or vendor (including, without limitation, any lien of any mechanic, materialman, supplier or vendor arising from alterations or additions performed by the Trustor pursuant to the provisions of Section 1.12), provided that, (a) in the case of
                              ------------   -------- ----
an unpaid Imposition, lien, encumbrance or charge, such proceedings shall suspend the collection thereof from the Trustor, the Beneficiary, and the Collateral (including any rent or other income therefrom) and shall not interfere with the payment of any such rent or income, (b) neither the Collateral nor any rent or other income therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, lost or interfered with, (c) in the case of a Legal Requirement, neither the Trustor nor the Beneficiary would be in danger of any civil or criminal liability for failure to comply therewith, (d) the Trustor shall have furnished such security, if any, as may be required in the proceedings or as may be requested by the Beneficiary, (e) the non-payment of the whole or any part of any Imposition will not result in the delivery of a tax deed to the Collateral or any part thereof because of such non-payment, (f) the payment of any sums required to be paid with respect to the Secured Obligations or under this Deed of Trust (other than any unpaid Imposition, lien, encumbrance or charge at the time being contested in accordance with this Section 1.8) shall not be interfered with or otherwise
                        -----------
affected, and (g) in the case of any Insurance Requirement, the failure of the Trustor to comply therewith shall not affect the validity of any insurance required to be maintained by the Trustor under Section 2.1.
                                                             -----------

     SECTION 1.9. Leases. The Trustor represents and warrants to the Beneficiary
                  ------
that, as of the date hereof, there are no Leases (as hereinafter defined) with respect to all or any portion of the Property. The Trustor covenants and agrees with the Beneficiary that, after the date hereof, the Trustor will not enter into any Lease of all or any portion of the Property without first obtaining the written consent of the Beneficiary.

     SECTION 1.10. Compliance with Instruments. The Trustor at its expense will
                   ---------------------------
promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of the Trustor under the terms thereof. The Trustor will not take any action which may result in a forfeiture or termination of the rights afforded to the Trustor under any such instruments and will not, without the prior written consent of the Beneficiary, amend in any material respect any of such instruments.

     SECTION 1.11. Maintenance and Repair, etc. Subject to the provisions of
                   ---------------------------
Section 1.12, the Trustor will keep or cause to be kept all presently and
------------
subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and the ways adjoining the same, in good order and repair and in such a fashion that the value and utility of the Collateral will not be diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be substantially equal in quality to the original Improvements. The Trustor at its expense will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Property and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Property and upon any adjoining property, whether or not the Trustor shall, by any Legal Requirement, be required to take such action or be liable for failure to do so.

     SECTION 1.12. Alterations, Additions, etc. So long as no Event of Default
                   ----------------------------
shall have occurred and be continuing, the Trustor shall have the right at any time and from time to time to make or cause to be made reasonable alterations of and additions to the Property or any part thereof, provided that any alteration
                                                   -------- ----
or addition: (a) shall not change the general character of the Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Property; (b) is effected with due diligence, in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements; and (c) is promptly and fully paid for, or caused to be paid for, by the Trustor.

     SECTION 1.13. Acquired Property Subject to Lien. All property at any time
                   ---------------------------------
acquired by the Trustor and provided or required by this Deed of Trust to be or become subject to the lien and security interest hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Deed of Trust without further action on the part of the Trustor or the Beneficiary. The Trustor, at its expense, will execute and deliver to (and will record and file as provided in Section 1.4) an instrument supplemental to this Deed of Trust satisfactory in
   -----------
substance and form to the Beneficiary, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Deed of Trust all right, title and interest of the Trustor in and to all property provided or required by this Deed of Trust to be subject to the lien and security interest hereof and acquired by the Trustor since the date of this Deed of Trust or the date of the most recent supplemental instrument so subjecting property to the lien and security interest hereof, whichever is later.

     SECTION 1.14. Assignment of Leases, Rents, Proceeds, etc.
                   ------------------------------------------

          (a) As part of the consideration for the Secured Obligations, and not as additional security therefor, Trustor hereby absolutely assigns and transfers to Beneficiary all the right, title and interest of Trustor in and to (i) all leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or hereafter entered into, whereby any Person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein, and all proceeds thereof (herein collectively referred to as the "Leases"), (ii) all rents, issues, profits,
                                      ------
     royalties,
     avails, income and other benefits derived or owned, directly or indirectly, by the Trustor from the Property, including, without limitation, all rents and other consideration payable by tenants, claims against guarantors, and any cash or other securities deposited to secure performance by tenants, under the Leases, and all proceeds thereof (herein collectively referred to as "Rents") and (iii) all Proceeds. In addition, Trustor hereby gives to
         -----
     and confers upon Beneficiary the right, power and authority to exercise all of Trustor's options, rights and remedies under the Leases and collect the Rents and Proceeds. Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact, coupled with an interest, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, to exercise all of Trustor's options, rights and remedies under the Leases and to sue, in the name of Trustor or Beneficiary, for all Rents and Proceeds, and apply the same to the Obligations secured hereby; provided, however, that Trustor shall have a license to collect such Rents and Proceeds as provided in Section 1.14(c) below. The assignment of the Leases, Rents and Proceeds
        ---------------
     contained herein is intended to be an absolute assignment from Trustor to Beneficiary and not merely the passing of a security interest and shall be effective immediately upon the recording of this Deed of Trust. Trustor hereby waives any requirement that a receiver be appointed for the Collateral or that Beneficiary take possession of the Collateral in order for such assignment of the Leases, Rents and Proceeds to become effective. Nothing herein shall be construed as obligating Beneficiary to perform any of Trustor's obligations under any of the Leases or other agreements relating to the Collateral.

          (b) Trustor acknowledges and agrees that the acceptance by Beneficiary of the assignments of the Leases, Rents and Proceeds with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Beneficiary, be deemed or construed to constitute a mortgagee in possession nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Leases or to the Property, or to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases or other agreements relating to the Collateral, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Trustor by lessees thereunder and not assigned and delivered to Beneficiary, nor shall Beneficiary be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation, in or about the Property.

          (c) Notwithstanding the absolute, present and irrevocable assignment, grant and conveyance by Trustor to Beneficiary of the Leases, Rents and Proceeds contained in this Deed of Trust, except as is otherwise provided in this Deed of Trust, a license and permission is hereby given to the Trustor, so long as no Event of Default has occurred and is continuing hereunder, to collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof and of the Leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence of an Event of Default,(i) such license and permission shall terminate immediately and automatically, without notice to the Trustor or any other Person, and shall not be reinstated upon a cure of such Event of Default without the express written consent of the Beneficiary and (ii) Beneficiary shall immediately be entitled to exercise all rights under the Leases and to the possession of all Rents and Proceeds, and to collect, receive and apply all Rents, Proceeds and all other rents, income, proceeds and benefits from the Collateral, including all right, title and interest of the Trustor in any escrowed sums or deposits or any portion thereof or interest therein, whether or not the Beneficiary takes possession of the Collateral or any part thereof. Furthermore, at the Beneficiary's option, upon the occurrence of an Event of Default hereunder, Beneficiary may:

               (i) enter upon and take possession of the Property for the purpose of collecting Rents, Proceeds and said rents, income, proceeds and other benefits;

               (ii) dispossess by the customary summary proceedings any tenant, purchaser or other Person defaulting in the payment of any amount when and as due and payable, or in the performance of any other obligation, under the Lease, contract or other instrument to which said Rents, Proceeds or other rents, income, proceeds or benefits relate;

               (iii) let or convey the Collateral or any portion thereof or any interest therein; and

               (iv) apply Rents, Proceeds and such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the Obligations in accordance with Section
                                                                     -------
          3.10.
          ----

          (d) Trustor hereby agrees to indemnify and hold Beneficiary harmless of and from any and all liability, loss, damage or expense that it may or might incur under or by reason of the assignments contained herein, or for any action taken by Beneficiary hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Beneficiary arising out of the Leases, including without limitation any claim by any lessees of credit for rental paid to and received by Trustor, but not delivered to Beneficiary, for any period under the Leases more than one (1) month in advance of the due date thereof. Should Beneficiary incur any such liability, loss, damage or expense, the amount thereof (including reasonable attorneys' fees) with interest thereon at the Default Rate shall be payable by Trustor immediately without demand, shall be secured by this Deed of Trust, and shall be part of the Obligations.

     SECTION 1.15. No Claims Against the Beneficiary. Nothing contained in this
                   ---------------------------------
Deed of Trust shall constitute any consent or request by the Beneficiary, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against the Beneficiary in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the lien and security interest of this Deed of Trust. All contractors, subcontractors,
                                         --------------------------------
vendors and other persons dealing with the Property, or with any persons
------------------------------------------------------------------------
interested therein, are hereby required to take notice of the provisions of this
--------------------------------------------------------------------------------
Section.
-------

     SECTION 1.16 Indemnification Against Obligations. The Trustor will protect,
                  -----------------------------------
indemnify, save harmless and defend the Beneficiary, each commercial banking institution (a

"Participant") which pursuant to a participation agreement has purchased a
 -----------
participation in any portion of the Loans or the Commitment, or both, and each Lender (collectively, the "Indemnified Parties" and individually, an Indemnified
                           -------------------                       -----------
Party") from and against any and all liabilities, obligations, claims, damages,
-----
penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against any Indemnified Party by reason of (a) ownership of an interest in this Deed of Trust, the Notes or the Property, (b) any accident, injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, non-use or condition of the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of the Trustor to perform or comply with any of the terms of this Deed of Trust, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof made or suffered to be made by or on behalf of the Trustor, (f) any negligence or tortious act on the part of the Trustor or any of its agents, contractors, lessees, licensees or invitees, (g) any work in connection with any alterations, changes, new construction or demolition of or additions to the Property, or (h)
(i) any Hazardous Material on, in, under or affecting all or any portion of the Property, the groundwater, or any surrounding areas, (ii) any misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in Section 1.19, (iii) any violation or claim of violation by the
               ------------
Trustor of any Environmental Laws, or (iv) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material. If any action or proceeding be commenced, to which action or proceeding any Indemnified Party is made a party by reason of the execution of this Deed of Trust or the Notes, or in which it becomes necessary to defend or uphold the lien of this Deed of Trust, all sums paid by the Indemnified Parties, for the expense of any litigation to prosecute or defend the rights and lien created hereby, shall be paid by the Trustor to such Indemnified Parties, as the case may be, as hereinafter provided. The Trustor will pay and save the Indemnified Parties harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by the Indemnified Parties in respect of this Deed of Trust or any Secured

Obligation. All amounts payable to the Indemnified Parties under this Section
                                                                      -------
1.16 shall be deemed indebtedness secured by this Deed of Trust and any such
----
amounts which are not paid within 10 days after written demand therefor by any Indemnified Party shall bear interest at the Default Rate from the date of such demand. In case any action, suit or proceeding is brought against any Indemnified Party by reason of any such occurrence, the Trustor, upon request of such Indemnified Party, will, at the Trustor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by the Trustor and approved by such Indemnified Party. The obligations of the Trustor under this Section 1.16 shall survive any discharge
                                      ------------
or reconveyance of this Deed of Trust or payment in full of the Secured Obligations.

     SECTION 1.17. No Credit for Payment of Taxes. The Trustor shall not be
                   ------------------------------
entitled to any credit against the Obligations by reason of the payment of any tax on the Property or any part thereof or by reason of the payment of any other Imposition, and shall not apply for or claim any deduction from the taxable value of the Property or any part thereof by reason of this Deed of Trust.

     SECTION 1.18. Offering of the Notes. Neither the Trustor nor any Person
                   ---------------------
acting on behalf of the Trustor has directly or indirectly offered the Notes or any portion thereof or any similar security to, or solicited any offer to buy any of the same from, any Person other than the Beneficiary. Neither the Trustor nor any Person acting on behalf of the Trustor has taken or will take any action which would subject the issuance of the Notes to the provisions of section 5 of the Securities Act of 1933, as amended.

     SECTION 1.19. Hazardous Material and Wastes. Neither the Trustor nor, to
                   -----------------------------
the best knowledge of Trustor, any other Person has ever caused or permitted any Hazardous Material to be held or disposed of on or at the Property or at any other property legally or beneficially owned by the Trustor. The Trustor further represents and warrants to the Beneficiary as set forth in Section 6.12 of the Credit Agreements and agrees to perform the obligations set forth in Sections
7.1.6 of the Credit Agreements.

                                   ARTICLE II

                 INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC.
                 ---------------------------------------------

           SECTION 2.1.  Insurance.
                         ---------

                 SECTION 2.1.1.  Risks to be Insured. The Trustor will, at its
                                 -------------------
expense, maintain or cause to be maintained with insurance carriers approved by the Beneficiary (a) insurance with respect to the Improvements against loss or damage by fire, lightning and such other risks as are included in standard "all-risk" policies, in amounts sufficient to prevent the Trustor and the Beneficiary from becoming a co-insurer of any partial loss under the applicable policies, but in any event in amounts not less than the then full insurable value (actual replacement value) of the Improvements, as determined by the Trustor in accordance with generally accepted insurance practice and approved by the Beneficiary or, upon the request of the Beneficiary as determined at the Trustor's expense by the insurer or insurers or by an expert approved by the Beneficiary, (b) commercial general liability, including bodily injury and property damage, insurance, with personal injury endorsement, applicable to the Property in such amounts as are usually carried by Persons operating similar properties in the same general locality, but in any event with a limit of not less than $3,000,000 per person for bodily injury liability, a limit of not less than $5,000,000 per occurrence for bodily injury liability and $500,000 for all claims for property damage liability with respect to any one occurrence, (c) explosion insurance in respect of any steam and pressure boilers and similar apparatus located in the Property in such amounts as are usually carried by persons operating similar properties in the same general locality, but in any event in an amount not less than $500,000, (d) worker's compensation insurance to the full extent required by applicable law for all employees of the Trustor engaged in any work on or about the Property and employer's liability insurance with a limit of not less than $3,000,000 for each occurrence, (e) all-risk, builders' risk insurance with respect to the Property during any period during which there is any construction work being performed, against loss or damage by fire or other risks, including vandalism, malicious mischief and sprinkler leakage, as are included in so-called "extended coverage" clauses at the time available, (f) business interruption insurance in an amount reasonably satisfactory to the Beneficiary, and (g) such other insurance with respect to the Property in such amounts and against such insurable hazards as the Beneficiary from time to time may reasonably require by written notice to the Trustor.

     SECTION 2.1.2. Policy Provisions. All insurance maintained by the Trustor
                    -----------------
pursuant to Section 2.1.1 shall (a) (except for worker's compensation insurance)
            -------------
name the Trustor as the named insured and the Beneficiary as an additional insured and loss payee, (b) (except for worker's compensation and commercial general liability insurance) provide that the proceeds for any losses shall be adjusted by the Trustor subject to the approval of the Beneficiary in the event the proceeds shall exceed $100,000, and shall be payable to the Beneficiary, to be held and applied as provided in Section 2.3, (c) include effective waivers by
                                   -----------
the insurer of all rights of subrogation against the Beneficiary, the indebtedness secured by this Deed of Trust and the Property and all claims for insurance premiums against the Beneficiary, (d) provide that any losses shall be payable notwithstanding (i) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms thereof, (iii) any foreclosure or other action or proceeding taken by the Beneficiary pursuant to any provision of this Deed of Trust, or (iv) any change in title or ownership of the Property, (e) provide that no cancellation, reduction in amount or material change in coverage thereof or any portion thereof shall be effective until at least 30 days after receipt by the Beneficiary of written notice thereof, and (f) be satisfactory in all other respects to the Beneficiary. Any insurance maintained pursuant to this
Section 2.1 may be evidenced by blanket insurance policies covering the Property
-----------
and other properties or assets of the Trustor, provided that any such policy
                                               -------- ----
shall specify the portion, if less than all, of the total coverage of such policy that is allocated to the Property and shall in all other respects comply with the requirements of this Section 2.1.
                              -----------

     SECTION 2.1.3. Delivery of Policies, etc. The Trustor will deliver to the
                    -------------------------
Beneficiary, promptly upon request, (a) the originals (or, at the Beneficiary's option, certificates) of all policies evidencing all insurance required to be maintained under Section 2.1.1 (or, in the case of blanket policies,
                 -------------
certificates thereof by the insurers together with a counterpart of each blanket policy), and (b) evidence as to the payment of all premiums due thereon (with respect to commercial general liability insurance policies, all installments for the current year due thereon to such date), provided that the Beneficiary shall not
                                        -------- ----
be deemed by reason of its custody of such policies to have knowledge of the contents thereof. The Trustor will also deliver to the Beneficiary not later than 30 days prior to the expiration of any policy a binder or certificate of the insurer evidencing the replacement thereof and not later than 15 days prior to the expiration of such policy an original copy of the new policy (or, in the case of a replacement blanket policy, a certificate thereof of the insurer together with a counterpart of the blanket policy). In the event the Trustor shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of this Section 2.1, the Trustor will
                                              -----------
indemnify the Beneficiary against damage, loss or liability resulting from all risks for which such insurance should have been effected or maintained.

          SECTION 2.1.4.  Separate Insurance. The Trustor will not take out
                          ------------------
separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 2.1.
                                                -----------

     SECTION 2.2. Damage, Destruction or Taking; Trustor to Give Notice;
                  ------------------------------------------------------
Assignment of Awards. In case of
--------------------

          (a) any damage to or destruction of the Collateral or any part thereof, or

          (b) any taking, whether for permanent or temporary use, of all or any part of the Collateral or any interest therein or right accruing thereto, as the result of or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Collateral or any portion thereof (a "Taking"), or the commencement of any
                                           ------
     proceedings or negotiations which may result in a Taking,

the Trustor will promptly give written notice thereof to the Beneficiary, generally describing the nature and extent of such damage or destruction and the Trustor's best estimate of the cost of restoring the Collateral, or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. The Beneficiary shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Collateral on account of such Taking, and the Trustor hereby irrevocably assigns, transfers and sets over to the Beneficiary all rights of the Trustor to any such proceeds, awards or payments and irrevocably authorizes and empowers the Beneficiary, at its option, in the name of the Trustor or otherwise, to file and prosecute what would otherwise be the Trustor's claim for any such proceeds, award or payment and to collect, receipt for and retain the same for disposition in accordance with Section 2.3. The Trustor will pay all
                                        -----------
reasonable costs and expenses incurred by the Beneficiary in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, awards or payments in respect thereof.

     SECTION 2.3. Application of Proceeds and Awards. The Beneficiary may, at
                  ----------------------------------
its option, apply all amounts recovered under any insurance policy required to be maintained by the Trustor hereunder and all awards received by it on account of any Taking in any one or more of the following ways:

          (a) to the payment of the reasonable costs and expenses incurred by the Beneficiary in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses;

          (b) Ratably, to the payment of any Obligation secured by this Deed of Trust other than indebtedness with respect to the Secured Obligations;

          (c) Ratably, to the payment of the principal of the Secured Obligations and any interest (including post-petition interest payable in any proceedings for bankruptcy under applicable law ("Post-Petition
                                                           -------------
     Interest") to the extent such interest is an Obligation) accrued and unpaid
     --------
     thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the Default Rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amount shall be applied, first, to the payment of all
                                                 -----
     amounts of interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued on the Secured Obligations and unpaid, second, to the payment of all amounts of principal at the time outstanding;
     ------

          (d) to fulfill any of the other covenants contained herein as the Beneficiary may determine;

          (e) to the Trustor for application to the cost of restoring the Collateral and the replacement of Goods destroyed, damaged or taken; or

          (f)   to the Trustor.

     Notwithstanding the foregoing provisions of this Section 2.3 to the
                                                      -----------
contrary, and if each of the following conditions is satisfied, the Beneficiary, upon request of the Trustor, shall apply insurance proceeds or condemnation awards received by it to the restoration or replacement of the Collateral, to the extent necessary for the restoration or replacement thereof:

                (i)   there shall then exist no uncured material Default;

                (ii) the Trustor shall furnish to the Beneficiary a certificate of an architect or engineer reasonably acceptable to the Beneficiary stating (x) that the Collateral is capable of being restored, prior to the maturity of the Loans, to substantially the same condition as existed prior to the casualty or Taking, (y) the aggregate estimated direct and indirect costs of such restoration and (z) as to any Taking, that the property taken in such Taking, or sold under threat thereof, is not necessary to the Trustor's customary use or occupancy of the Property; and

                (iii) in the event that the estimated cost of restoration set forth in the certificate of such architect or engineer (and such revisions to such estimate as are from time to time made) exceeds the net insurance proceeds or condemnation awards actually received from time to time, the Trustor shall deposit the amount of such excess with the Beneficiary.

     In the event that such insurance proceeds or condemnation awards are to be utilized in the restoration of the Collateral, the Beneficiary shall disburse such Proceeds and the additional amounts deposited by the Trustor for such restoration after receipt of a written request for disbursement, on not less than five nor more than twelve Business Days' notice and, to the extent applicable, in accordance with customary construction loan procedures and conditions. In the event that such insurance or condemnation awards are to be utilized to replace the Collateral so destroyed or taken, the Beneficiary shall disburse such Proceeds after receipt of a written request for disbursement, on not less than five nor more than twelve

Business Days' notice simultaneously with the acquisition of such replacement property by the Trustor. In the event that, after the restoration or replacement of the Collateral, any insurance or condemnation awards shall remain, such amount shall be paid to the Trustor. Insurance proceeds and condemnation awards shall be invested in the manner reasonably requested by the Trustor and approved by the Beneficiary, and all interest earned thereon shall be applied as provided in this Section 2.3. If, prior to the receipt by the Beneficiary of such
        -----------
insurance proceeds or condemnation awards, the Collateral shall have been sold on foreclosure, the Beneficiary shall have the right to receive said insurance proceeds or condemnation awards to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment shall have been sought or recovered or denied, and the reasonable attorneys' fees, costs and disbursements incurred by the Beneficiary in connection with the collection of such award or payment.

      SECTION 2.4. Total Taking and Total Destruction. In the event of a Total
                   ----------------------------------
Destruction or a Total Taking, the Beneficiary shall apply all amounts recovered under any insurance policy referred to in Section 2.1.1 and all awards received
                                          -------------
by it on account of any such Taking as follows:

           (a) first, to the payment of the reasonable costs and expenses incurred by the Beneficiary in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses;

           (b) second, Ratably, to the payment of any Obligation secured by this Deed of Trust other than indebtedness with respect to the Secured Obligations;

           (c) third, Ratably, to the payment of the principal of the Secured Obligations and any interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the Default Rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amount shall be applied, first, to the payment of all
                                         -----
     amounts of interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued on the Secured Obligations and unpaid, and second, to the payment of all amounts of principal at the time
         ------
     outstanding;

          (d) fourth, to fulfill any of the other covenants contained herein as the Beneficiary may determine; and

          (e) fifth, the balance, if any, to the Trustor.

                                  ARTICLE III

                        EVENTS OF DEFAULT; REMEDIES, ETC.
                        ---------------------------------

     SECTION 3.1. Events of Default; Acceleration. If any one or more of the
                  -------------------------------
following events (herein called "Events of Default") shall occur:
                                 -----------------

          (a) if an "Event of Default" under and as defined in any of the Credit Agreements shall have occurred; or

          (b) if the Trustor shall default in the due and punctual performance or observance of any of its obligations under Section 1.4, 1.5, 1.7, 1.9,
                                                   -----------  ---  ---  ---
     or 2.1; or
        ---

          (c) if the Trustor shall fail to duly and punctually perform or comply with any provision of this Deed of Trust other than the provisions referred to in clause (a) or (b) of this Section 3.1 and such default shall continue
           ----------    ---         -----------
     unremedied for a period of 30 days after the date that notice of such nonperformance or noncompliance is delivered to the Trustor; or

          (d) if the Trustor shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, sell, convey, transfer, assign, grant a security interest in or otherwise dispose of the Collateral or any portion thereof or estate or interest therein; or

          (e) if subsequent to the date of this Deed of Trust the law of the State shall be changed by statutory enactment, judicial decision, regulation or otherwise, so as (i) to deduct from the value of land for the purpose of taxation (for state, county, municipal or other purpose) any lien or charge thereon, or (ii) to change the taxation of deeds of trust, mortgages or debts secured by land or the manner of collecting any such taxation, so as to affect this Deed of Trust, and thereafter, within 30 days following receipt of a written request from the Beneficiary, the Trustor shall have failed to enter into a lawful and binding agreement with the Beneficiary, satisfactory in substance and form to the Beneficiary, obligating the Trustor to reimburse the Beneficiary for any increase in taxation imposed on the Beneficiary by reason of any of the foregoing;

then and in any such event the Beneficiary may at any time thereafter exercise any right or remedy granted to the Beneficiary under the Credit Agreements or the other Loan Documents or available to the Beneficiary at law or in equity including, without limitation, declare, by written notice to the Trustor, the Secured Obligations and all other Obligations to be due and payable immediately or on a date specified in such notice, and on such date the same shall be and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which the Trustor hereby waives. The Trustor will pay on demand all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Beneficiary in enforcing this Deed of Trust or the Secured Obligations or any other Loan Document, or occasioned by any default hereunder or thereunder.

     SECTION 3.2. Legal Proceedings; Foreclosure. If an Event of Default shall
                  ------------------------------
have occurred and be continuing, the Beneficiary at any time may, at its election, proceed at law or in equity or otherwise to enforce the payment of the Secured Obligations in accordance with the terms hereof and thereof and to foreclose the lien of this Deed of Trust as against all or any part of the Collateral and to have the same sold under the judgment or decree of a court of competent jurisdiction. The Beneficiary shall be entitled to recover in such proceedings all costs incident thereto, including attorneys' fees and expenses in such amounts as may be fixed by the court.

     SECTION 3.3 Power of Sale. If the unpaid principal amount of and interest
                 -------------
on the Secured Obligations shall have become due and payable (whether at maturity or as an installment of combined principal and interest or by reason of any prepayment requirement or by declaration or acceleration or otherwise) and shall not have been paid, the Beneficiary may sell, assign, transfer and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Beneficiary in its uncontrolled discretion may determine, or as may be required by law. Without limiting the authority granted in the immediately preceding sentence, the Beneficiary shall, without demand on the Trustor, after the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of default and notice of sale having been given as then required by law, sell the Collateral on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels and in such order as the Beneficiary may determine, but subject to any statutory right of the Trustor to direct the order in which such property, if consisting of several known lots, parcels or interests, shall be sold, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The Person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such Person at the time and place last appointed for the sale; provided that, if the sale is postponed for longer than one day
              -------- ----
beyond the day designated in the notice of sale, notice of sale, notice of the time, date and place of sale shall be given in the same manner as the original notice of sale. The Beneficiary shall execute and deliver to the purchaser at any such sale a Beneficiary's deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such Beneficiary's deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including the Beneficiary, may bid at the sale. The Beneficiary shall apply the proceeds of the sale, to the extent consistent with this Deed of Trust, to the payment of (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of attorneys' fees and costs, (b) the cost of any evidence of title procured in connection with such sale, (c) all sums expended under the terms hereof in conjunction with any default provision hereof, not then repaid, with accrued interest at the Default Rate from the date of incurrence, (d) all amounts then secured by this Deed of Trust, including the outstanding principal amount of the Secured Obligations, together with interest accrued and unpaid thereon, and (e) the remainder, if any, to the Person or Persons legally entitled thereto, or the Beneficiary, in the Beneficiary's discretion, may deposit the balance of such proceeds with any court or public official authorized to receive such proceeds.

     SECTION 3.4. Uniform Commercial Code Remedies. If an Event of Default shall
                  --------------------------------
have occurred and be continuing, the Beneficiary may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the Uniform Commercial Code of the State. The Trustor shall, promptly upon request by the Beneficiary, assemble the Collateral, or any portion thereof generally described in such request, and make them available to the Beneficiary at such place or places designated by the Beneficiary and reasonably convenient to the Beneficiary and the Trustor. If the Beneficiary elects to proceed under the Uniform Commercial Code of the State to dispose of portions of the Collateral, the Beneficiary, at its option, may give the Trustor notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to the Trustor at least ten days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by the Beneficiary of any portion of the Collateral or any interest therein is required by law, the Trustor conclusively agrees that ten days' notice to the Trustor of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable.

     SECTION 3.5. Beneficiary Authorized to Execute Deeds, etc. The Trustor
                  --------------------------------------------
irrevocably appoints the Beneficiary the true and lawful attorney of the Trustor, in its name and stead and on its behalf, for the purpose of effectuating, after the occurrence and during the continuation of an Event of Default, any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise, to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

     SECTION 3.6. Purchase of Collateral by Beneficiary. The Beneficiary may be
                  -------------------------------------
a purchaser of the Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and the Beneficiary may apply upon the purchase price thereof the indebtedness secured hereby. Such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the security interest and lien of this Deed of Trust and free of all rights of redemption in the Trustor.

     SECTION 3.7. Receipt a Sufficient Discharge to Purchaser. Upon any sale of
                  -------------------------------------------
the Collateral or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of the Beneficiary or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

     SECTION 3.8. Waiver of Appraisement, Valuation, etc. The Trustor hereby
                  --------------------------------------
waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Collateral or any part thereof or any interest therein.

     SECTION 3.9. Sale a Bar Against Trustor. Any sale of the Collateral or any
                  --------------------------
part thereof or any interest therein under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise, shall forever be a bar against the Trustor.

     SECTION 3.10. Application of Proceeds of Sale and Other Moneys. The
                   ------------------------------------------------
proceeds of any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by the Beneficiary as part of the Collateral, shall be applied as follows:

          First: to the payment of the reasonable costs and expenses of such
          -----
     sale (including, without limitation, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over, repairing, managing, operating, maintaining and preserving the Collateral or any part thereof prior to such sale), all reasonable costs and expenses incurred by the Beneficiary or any other Person in obtaining or collecting any insurance proceeds, condemnation awards or other amounts received by the Beneficiary, all reasonable costs and expenses of any receiver of the Collateral or any part thereof, and any Impositions or other charges or expenses prior to the security interest or lien of this Deed of Trust, which the Beneficiary may consider it necessary or desirable to pay;

          Second: Ratably, to the payment of any indebtedness secured by this
          ------
     Deed of Trust, other than indebtedness with respect to the Secured Obligations at the time outstanding, which the Beneficiary may consider it necessary or desirable to pay;

          Third: Ratably, to the payment of all amounts of principal of and
          -----
     interest (including Post-Petition Interest to the extent such interest is an Obligation) at the time due and payable on the Secured Obligations at the time outstanding (whether due by reason of maturity or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the Default Rate on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and, in case such moneys shall be insufficient to pay in full the amounts so due and unpaid with respect to the Secured Obligations at the time outstanding, then, first, to the payment of all amounts of interest (including
           -----
     Post-Petition Interest to the extent such interest is an Obligation) at the time due and payable on the Secured Obligations and, second, to the payment
                                                          ------
     of all amounts of principal at the time due and payable on the Secured Obligations; and

          Fourth: the balance, if any, held by the Beneficiary after payment in
          ------
     full of all amounts referred to in subdivisions First, Second and Third,
                                                            ------     -----
     above, shall, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of the Trustor.

     SECTION 3.11. Appointment of Receiver. If an Event of Default shall have
                   -----------------------
occurred and be continuing, the Beneficiary shall, as a matter of right and without regard to the adequacy of any security for the indebtedness secured hereby or the solvency of the Trustor, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Trustor hereby consents to the appointment of such a receiver and will not oppose any such appointment and agrees that all expenses of such receivership shall be borne by the Trustor and shall be an Obligation secured by this Deed of Trust.

     SECTION 3.12. Possession, Management and Income. If an Event of Default
                   ---------------------------------
shall have occurred and be continuing, in addition to, not in limitation of, the rights and remedies provided in Section 1.14, the Beneficiary, upon five days'
                                ------------
notice to the Trustor, may enter upon and take possession of the

Collateral or any part thereof by force, summary proceeding, ejectment or otherwise and may remove the Trustor and all other Persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and Proceeds accruing with respect thereto or any part thereof. The Beneficiary shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Beneficiary shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Collateral or any part thereof, and any Impositions or other charges prior to the lien and security interest of this Deed of Trust which the Beneficiary may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Section 3.10.
                                             ------------

          SECTION 3.13. Right of Beneficiary to Perform Trustor's Covenants,
                        ---------------------------------------------------
etc. If the Trustor shall fail to make any payment or perform any act required
---
to be made or performed hereunder or under the Credit Agreements or the other Loan Documents, the Beneficiary, without notice to or demand upon the Trustor and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Trustor, and may enter upon the Collateral for such purpose and take all such action thereon as, in the Beneficiary's opinion, may be necessary or appropriate therefor, provided that
                                                                 -------- ----
the Beneficiary shall have no right to perform any covenant of the Trustor under
Section 1.19 (or Section 1.4 to the extent that it includes any of the matters
------------     -----------
more specifically described in Section 1.19) until the entire outstanding
                               ------------
principal amount of the Secured Obligations shall have become due and payable by reason of the declaration of the Beneficiary or the Lenders or the maturity of the Notes. No such entry and no such action shall be deemed an eviction of any lessee of the Property or any part thereof. All sums so paid by the Beneficiary and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Deed of Trust and shall be paid by the Trustor to the Beneficiary on demand.

          SECTION 3.14. Subrogation. To the extent that the Beneficiary, on or
                        -----------
after the date hereof, pays any sum due under any provision of any Legal Requirement or any instrument creating any lien prior or superior to the lien of this Deed of Trust, or the Trustor or any other Person pays any such sum with the proceeds of the Loans evidenced by the Notes, the Beneficiary shall have and be entitled to a lien on the Collateral equal in priority to the lien discharged, and the Beneficiary shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit the Beneficiary in securing the Obligations.

          SECTION 3.15. Remedies, etc., Cumulative. Each right, power and remedy
                        --------------------------
of the Beneficiary provided for in this Deed of Trust or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust or the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Beneficiary of any one or more of the rights, powers or remedies provided for in this Deed of Trust, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Beneficiary of any or all such rights, powers or remedies.

          SECTION 3.16. Provisions Subject to Applicable Law. All rights, powers
                        ------------------------------------
and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of such term shall not be affected thereby.

          SECTION 3.17. No Waiver, etc. No failure by the Beneficiary to insist
                        --------------
upon the strict performance of any term hereof or of any other Loan Document, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Deed of Trust, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any of the Obligations before or after its due date, the Beneficiary shall not be deemed to have waived its right either to require prompt payment or performance when due of all other Obligations payable hereunder or to declare a default for failure to effect such prompt payment or performance.

         SECTION 3.18. Compromise of Actions, etc. Any action, suit or
                       --------------------------
proceeding brought by the Beneficiary pursuant to any of the terms of this Deed of Trust, the Credit Agreements, any other Loan Document, or otherwise, and any claim made by the Beneficiary hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Beneficiary without any notice to or approval of the Trustor.

                                   ARTICLE IV

                                   DEFINITIONS
                                   -----------

         SECTION 4.1. Terms Defined in this Deed of Trust. When used herein the
                      -----------------------------------
following terms have the following meanings:

         "Beneficiary":  see the preamble.
          -----------

         "Collateral":  see the granting clause.
          ----------

         "Credit Agreement (Five Year)":  see the second recital.
          ----------------                        ------ -------

         "Credit Agreement (364 Days)":  see the second recital.
          ----------------                       ------ -------

         "Credit Agreements":  see the second recital.
          -----------------            ------ -------

         "Deed of Trust":  see the preamble.
          -------------

         "Default" means any Event of Default or any condition or event which,
          -------
after notice or lapse of time, or both, would constitute an Event of Default.

         "Default Rate" means the per annum rate of interest specified in
          ------------
Section 3.2.2 of the Credit Agreements.

         "Event of Default":  see Section 3.1.
          ----------------

         "Existing Deed of Trust":  see the fourth recital.
          ----------------------            ------ -------

         "First Refinanced Credit Agreement":  see the third recital.
          ---------------------------------            ----- -------

         "Goods":  see clause (c) of the granting clause.
          -----        ----------        -------- ------

         "herein", "hereof", "hereto", and "hereunder" and similar terms refer
          ------    ------    ------        ---------
to this Deed of Trust and not to any particular Section, paragraph or provision of this Deed of Trust.

         "Impositions": see Section 1.5.
          -----------       -----------

         "Improvements": see clause (b) of the granting clause.
          ------------       ----------        -------- ------

         "Indemnified Parties": see Section 1.16.
          -------------------       ------------

         "Insurance Requirements": see paragraph (a) of Section 1.6.
          ----------------------       -------------    -----------

         "Intangibles": see clause (d) of the granting clause.
          -----------       ----------        -------- ------

         "Land": see the first recital.
          ----           ----- -------

         "Leases": see paragraph (a) of Section 1.14.
          ------       -------------    ------------

         "Legal Requirements": see paragraph (b) of Section 1.6.
          ------------------       -------------    -----------

         "Lenders": see the preamble.
          -------           --------

         "Loans": see the second recital.
          ----            ------ -------

         "Loan Document": see clause (b) of the sixth recital.
          -------------       ----------        ----- -------

         "Notes": means, collectively, the "Notes" as defined in the Credit
          -----
Agreement (Five Year) and "Notes" as defined in the Credit Agreement (364 Days).

         "Obligations": see the sixth recital.
          -----------           ----- -------

         "Official Records": see the fourth recital.
          ----------------           ------ -------

         "Original Credit Agreement (5 Year)": see the third recital.
          ----------------------------------           ----- -------

         "Original Credit Agreement (364 Days)": see the third recital.
          ------------------------------------           ----- -------

         "Original Credit Agreements": see the third recital.
          --------------------------           ----- -------

         "Permits": see clause (f) of the granting clause.
          -------       ----------        -------- ------

         "Permitted Encumbrances": see Section 1.2.
          ----------------------       -----------

         "Person" means a corporation, an association, a partnership, an
          ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency or officer.

         "Plans": see clause (e) of the granting clause.
          -----       ----------        -------- ------

         "Post-Petition Interest": see Section 2.3.
          ----------------------       -----------

         "Proceeds": see clause (h) of the granting clause.
          --------       ----------        -------- ------

         "Property": see clause (b) of the granting clause.
          --------       ----------        -------- ------

         "Ratable" or "Ratably" means, in the context of a distribution of
          -------      -------
Collateral or Proceeds, an allocation of such Collateral or Proceeds among the Lenders pro rata in accordance with their respective portion of the aggregate
        --- ----
dollar amount of the Obligations to which the distribution is being applied.

         "Real Estate": see clause (a) of the granting clause.
          -----------       ----------        -------- ------

         "Rents": see paragraph (a) of Section 1.14.
          -----       -------------    ------------

         "Secured Obligations": see the second recital.
          -------------------           ------ -------

         "State": means the State of California.
          -----

         "Taking": see clause (b) of Section 2.2.
          ------       ----------    ------------

         "Total Destruction" means any damage to or destruction of the Improvements or any part thereof which, in the reasonable estimation of the Beneficiary shall require the expenditure of an amount in excess of $500,000 to restore the Improvements to substantially the same condition of the Improvements immediately prior to such damage or destruction.

         "Total Taking" means a Taking, whether permanent or for temporary use, which, in the reasonable judgment of the Beneficiary, shall substantially interfere with the normal operation of the Property by the Trustor.

         "Trustee": see the preamble.
          -------           --------

         "Trustor": see the preamble.
          -------           --------

         SECTION 4.2. Use of Defined Terms. Terms for which meanings are
                      --------------------
provided in this Deed of Trust shall, unless otherwise defined or the context otherwise requires, have such meanings when used in any certificate and any opinion, notice or other communication delivered from time to time in connection with this Deed of Trust or pursuant hereto.

     SECTION 4.3. Credit Agreement Definitions. Unless otherwise defined herein
                  ----------------------------
or the context otherwise requires, capitalized terms used in this Deed of Trust, including its preamble and recitals, have the meanings provided in the Credit Agreements.

                                   ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1. Further Assurances; Financing Statements.
                  ----------------------------------------

          SECTION 5.1.1. Further Assurances. The Trustor, at its expense, will
                         ------------------
execute, acknowledge and deliver all such instruments and take all such other action as the Beneficiary from time to time may reasonably request:

          (a) better to subject to the lien and security interest of this Deed of Trust all or any portion of the Collateral,

          (b) to perfect, publish notice or protect the validity of the lien and security interest of this Deed of Trust,

          (c) to preserve and defend the title to the Collateral and the rights of the Beneficiary therein against the claims of all Persons as long as this Deed of Trust shall remain undischarged,

          (d) better to subject to the lien and security interest of this Deed of Trust or to maintain or preserve the lien and security interest of this Deed of Trust with respect to any replacement or substitution for any Improvements or any other after-acquired property, or

          (e) in order further to effectuate the purposes of this Deed of Trust and to carry out the terms hereof and to better assure and confirm to the Beneficiary its rights, powers and remedies hereunder.

          SECTION 5.1.2. Financing Statements. Notwithstanding any other
                         --------------------
provision of this Deed of Trust, the Trustor hereby agrees that, without notice to or the consent or signature of the Trustor, the Beneficiary may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Deed of Trust.

     SECTION 5.2.   Additional Security. Without notice to or consent of the
                    -------------------
Trustor, and without impairment of the security interest and lien and rights created by this Deed of Trust, the Beneficiary may accept from the Trustor or any other Person additional security for the Secured Obligations. Neither the giving of this Deed of Trust nor the acceptance of any such additional security shall prevent the Beneficiary from resorting, first, to such additional security, or, first, to the security created by this Deed of Trust, or concurrently to both, in any case without affecting the Beneficiary's lien and rights under this Deed of Trust.

     SECTION 5.3.   Defeasance; Partial Release, etc.
                    --------------------------------

          SECTION 5.3.1. Defeasance. If the Trustor shall pay, in full, the
                         ----------
principal of and premium, if any, and interest on the Secured Obligations in accordance with the terms thereof and hereof and all other sums payable hereunder by the Trustor and shall comply with all the terms, conditions and requirements hereof and of the Secured Obligations, then on such date, this Deed of Trust shall be (except as provided herein) null and void and of no further force and effect and the Collateral shall thereupon be, and be deemed to have been, reconveyed, released and discharged from this Deed of Trust without further notice on the part of either the Trustor or the Beneficiary.

          SECTION 5.3.2. Partial Release etc. The Beneficiary may, at any time
                         -------------------
and from time to time, without liability therefor, and without prior notice to the Trustor, release, reconvey any part of the Collateral, consent to the making of any map or plat of the Property, join in granting any easement thereon or join in any extension agreement or agreement subordinating the lien of this Deed of Trust or enter into any other agreement in connection with the Collateral.

     SECTION 5.4.   Notices, etc. All notices and other communications provided
                    ------------
to the Trustor or the Beneficiary under this Deed of Trust shall be given in the manner and with the effect specified in the Credit Agreements. The foregoing incorporation by reference of the Trustor's mailing address shall be deemed to be a request by the Trustor that a copy of any notice of default and of any notice of sale hereunder be mailed to the Trustor at such address as provided by law.

     SECTION 5.5.   Waivers, Amendments, etc. The provisions of this Deed of
                    ------------------------
Trust may be amended, discharged or terminated and the observance or performance of any provision of this Deed of Trust may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by the Trustor and the Beneficiary.

     SECTION 5.6.   Cross-References. References in this Deed of Trust and in
                    ----------------
each instrument executed pursuant hereto to any Section or Article are, unless otherwise specified, to such Section or Article of this Deed of Trust or such instrument, as the case may be, and references in any Section, Article or definition to any clause are, unless otherwise specified, to such clause of such Section, Article or definition.

     SECTION 5.7.   Headings. The various headings of this Deed of Trust and of
                    --------
each instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Deed of Trust or such instrument or any provisions hereof or thereof.

     SECTION 5.8.   Governing Law. This Deed of Trust shall be deemed to be a
                    -------------
contract made under and governed by the laws of the State.

     SECTION 5.9.   Successors and Assigns, etc. This Deed of Trust shall be
                    ---------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 5.10.  Loan Document. This Deed of Trust is a Loan Document
                    -------------
executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 5.11.  Severability. Any provision of this Deed of Trust or any
                    ------------
other Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed of Trust or such Loan Document or affecting the validity or unenforceability of such provision in any other jurisdiction.

     SECTION 5.12.  SPECIAL PROVISIONS MODIFYING OR AFFECTING THIS DEED OF TRUST
                    ------------------------------------------------------------
BY REASON OF THE STATE IN WHICH THE LAND IS LOCATED. By virtue of the fact that
---------------------------------------------------
the said real estate is
located in the State of California, the provisions set forth below shall be applicable to this Deed of Trust, and to the extent applicable, shall modify, affect and supplement the other provisions hereof.

               (a) Foreclosure by Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

                    (i) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, mailed or delivered to Trustor such notice of default and election to sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Property at time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction, to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including without limitation Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers. If allowed by law, Beneficiary, if it is the purchaser, may credit bid the outstanding amount of the indebtedness secured hereby toward payment of the purchase price. Trustor hereby expressly waives any right of redemption after sale that Trustor may have at the time of sale or that may apply to the sale.

                    (ii) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including costs of evidence of title in connection with sale and reasonable Trustee's and attorneys' fees for conducting the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof and not then repaid (with accrued interest at the Default Rate), and to all other sums then secured hereby in accordance with
               Section 3.10 of this Deed of Trust, and the remainder, if any, to
               ------------
               the person or persons legally entitled thereto.

                    (iii) Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or by subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same. The recordation of such notice shall constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of the indebtedness secured hereby effected by any prior declaration or notice of default. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any default and demand for sale, or notices of default and of election to cause the said real estate to be sold, nor otherwise affect any of the Loan Documents or this Deed of Trust, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder.

               (b) Full Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment by Trustor of Trustee's fees, Trustee shall reconvey to Trustor, or the person or persons legally entitled thereto, without warranty, any portion of the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

               (c)  Trustee. The following provisions apply to Trustee:

                    (i) Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law, and by its acceptance hereof, Trustee covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and Trustee hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof.

                    (ii) At any time and from time to time, without liability therefor and without notice, upon written request of Beneficiary, Trustee shall (1) consent in writing to the making of any map or plat of the said real estate, (2) join in granting any easement thereon, (3) join in any extension agreement or any agreement subordinating the lien or charge hereof.

                    (iii)  Trustee may resign at any time upon giving thirty
               (30) days' notice in writing to Trustor and to Beneficiary.

                    (iv) Beneficiary may, from time to time, by written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the said real estate is located, and by otherwise complying with the provisions of the applicable law of the State of California, substitute a successor or successors to the person or persons then named herein or acting hereunder as Trustee.

               (d) Beneficiary Statements. Trustor agrees to pay Beneficiary for each statement of Beneficiary as to the obligations secured hereby, furnished at Trustor's request, the maximum fee allowed by law, or if there be no maximum fee, then such reasonable fee as is charged by Beneficiary as of the time said statement is furnished. Trustor further agrees to pay the charges of Beneficiary for any other service rendered Trustor, or on its behalf, in connection with this Deed of Trust or the Obligations secured hereby, including without limitation the delivery to an escrow holder of a request for full or partial reconveyance of this Deed of Trust, transmitting records pertaining to this Deed of Trust and the Obligations secured hereby to show a new owner of the said real estate, and replacing an existing policy of insurance held hereunder with another such policy.

                    (e) Actions Affecting the Collateral. Trustor, at Trustor's expense, shall appear in and contest any action or proceeding purporting to affect the Collateral or the security hereof or the rights or powers of Beneficiary or Trustee. Trustor shall pay all costs and expenses incurred by Beneficiary or Trustee, including the cost of evidence of title and attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear.

                    (f) Insurance Losses and Proceeds. In the event of loss, Trustor shall give immediate written notice to the insurance carrier and Beneficiary. Trustor hereby authorizes and empowers Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion as attorney-in-fact for Trustor, to pay premiums, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Beneficiary's expenses in the collection of such proceeds. Trustor further authorizes Beneficiary, at Beneficiary's option (1) to hold the balance of such proceeds to be used for the cost of reconstruction, restoration or repair (hereinafter in this subsection referred to as "reconstruction") of the said real estate, or (2) to apply the balance of such proceeds to the payment of the sums secured by this Deed of Trust, whether or not then due; provided, however, that Beneficiary shall hold the balance of any proceeds actually received by Beneficiary and make such proceeds available to Trustor for the costs of reconstruction of the said real estate if all of the following conditions are satisfied within sixty
               (60) days from the date of the damage or destruction:

                         (i) Trustor is not in default hereunder and no event has occurred and no fact exists which with notice and/or lapse of time would constitute an Event of Default.

                         (ii) Trustor satisfies Beneficiary that after the reconstruction is completed, the value of the Collateral, as determined by Beneficiary in its reasonable discretion, will be not less than the value of the Property (including land and improvements) determined by Beneficiary at the time of the recording of this Deed of Trust.

                  (iii) Beneficiary has been given satisfactory proof that expenditure of such proceeds (and, where applicable, the additional funds referred to in clause (iv) below) will fully restore the Improvements free and clear of all liens other than this Deed of Trust and any other liens or encumbrances permitted by Beneficiary under this Deed of Trust.

                  (iv) If such proceeds shall be insufficient to restore or rebuild the Improvements, Trustor shall have deposited with Beneficiary funds which, together with such insurance proceeds, shall be sufficient to complete the reconstruction of the Improvements.

                  (v) Trustor has delivered to Beneficiary the plans and specifications and a construction contract for the work of reconstruction in form and content acceptable to Beneficiary with an architect and a contractor acceptable to Beneficiary.

                  (vi) If Trustor shall fail within a reasonable time, subject to delays beyond its control, to complete reconstruction of the Improvements, then Beneficiary, at its option, may complete such reconstruction for or on behalf of Trustor, and for such purpose Beneficiary may do all necessary acts.

                  (vii) Such damage or destruction has not resulted in an impairment of the security interest created by this Deed of Trust that will continue after the completion of reconstruction or, if there is such an impairment of the security interest created hereunder, said insurance proceeds shall be applied towards the Obligations and any other sums secured hereby to the extent of the impairment of the security interest created hereunder.

                  (viii) If the insurance proceeds are held by Beneficiary to be used to reimburse Trustor for the cost of reconstruction of the said real estate, then (1) the said real estate shall be promptly and diligently restored by Trustor to the equivalent of its condition immediately prior to the casualty in accordance with the original plans and specifications or to such other condition as Beneficiary may approve in writing, (2) disbursements of such insurance proceeds shall be in accordance with disbursement procedures acceptable to Beneficiary, and (3) any proceeds actually received by Beneficiary and not required to reconstruct the said real estate or satisfy the conditions set forth in subparagraphs (i) through (viii) of this subsection shall be applied towards the Obligations secured hereby. Beneficiary may commingle any such award or settlement held by it with its other general funds. Beneficiary shall not be obligated to pay interest in respect of any such award or settlement held by it nor shall Trustor be entitled to a credit against any of the Obligations, except and to the extent the award or settlement are applied thereto pursuant to this subsection. Without limitation of the foregoing, Beneficiary shall have the right at all times to apply such insurance proceeds to the cure of any Event of Default or the performance of any obligations of Trustor under the Loan Documents.

                  (ix) If the insurance proceeds are applied to the payment of the Obligations secured by this Deed of Trust, any such application shall be in such order as set forth in Section
                                                                  -------
               6.1(ii) of the Security Agreement and shall constitute a
               -------
               voluntary prepayment subject to any prepayment premiums or fees provided in any of the other Loan Documents. Beneficiary may apply such insurance proceeds to such prepayment premiums or fees. Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the said real estate as provided herein or restoring all damage or destruction to the said real estate, regardless of whether or not there are insurance proceeds available to Trustor or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

               (g) Copies of Notices. Trustor hereby requests that a copy of any notice of default and any notice of sale hereunder be mailed to it at the address set forth on the first page of this Deed of Trust.

               (h) CCP Section 736. Beneficiary shall have all of the rights, privileges and remedies of a secured lender under California Code of Civil Procedure Section 736.

               (i) Attorneys' Fees. If any Event of Default occurs, Trustor shall pay all costs of enforcement and collection, including but not limited to, reasonable attorneys' fees, whether or not such enforcement and collection includes the filing of a lawsuit. As used in this Deed of Trust and in the other Loan Documents, the term "attorneys' fees" or "attorneys' fees and costs" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations, bankruptcy proceedings and any post-judgment proceedings to collect any judgment, and whether or not any action or proceeding is brought with respect to the matter for which said fees and expenses were incurred. The provisions allowing for the recovery of post-judgment fees, costs and expenses are separate and several and shall survive the merger of the applicable Loan Document into any judgment.

               (j) This Deed of Trust is both a real property lien and also a "security agreement" and a "financing statement" within the meaning of the California Uniform Commercial Code. The Collateral includes both real and personal property and all of Trustor's other right, title and interest, whether tangible or intangible, in the Collateral. By executing and delivering this Deed of Trust, Trustor grants to Trustee for the benefit of Beneficiary, as security for the obligations secured hereby, a security interest in the Collateral to the full extent that any of the Collateral may be subject to the California Uniform Commercial Code. Notwithstanding the grant of such security interest to Trustee, the beneficial owner and holder of such security interest is Beneficiary, Beneficiary will be deemed the "secured party" with respect to such security interest for all purposes of the California Uniform Commercial Code and will be so identified on all financing statements filed in connection therewith, and Beneficiary shall be entitled upon the occurrence of an Event of Default to exercise all the remedies of a secured party under the California Uniform Commercial Code as well as all other rights and remedies available at law or in equity.

               (k) Controlling Provisions. In the event of any conflict between this Section 5.12 and any other provisions of this Deed of Trust, the provisions of this Section 5.12 shall control.

          SECTION 5.13. Amended and Restated Deed of Trust. This Deed of Trust
                        ----------------------------------
amends and restates in its entirety the Existing Deed of Trust.

     IN WITNESS WHEREOF, the Trustor has caused this Deed of Trust to be duly executed as of the day and year first above written.

                                          Trustor:


                                          NASCO INTERNATIONAL, INC.,
                                          a Wisconsin corporation

                                          By: _____________________________
                                              Name:
                                              Title:

                                 ACKNOWLEDGMENT

STATE OF __________________ )
                            ) SS.:
COUNTY OF _________________ )


On ____________, 2001, before me, _____________________________, a Notary Public in and for said State, personally appeared __________________________ and _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ________________________________ (Seal)

                                   SCHEDULE 1

                             DESCRIPTION OF THE LAND
                             -----------------------

That certain land situated in the county of Stanislaus, State of California described as follows:

Lots 3 and 4 of Landmark Business Center, as per map thereof Recorded October 4, 1988 in Book 33 of Maps at Page 31, Stanislaus County Records, as per that certain Lot Line Adjustment Recorded June 1, 1994 as Instrument No. 94-54790.

                                   SCHEDULE 2

                             PERMITTED ENCUMBRANCES
                             ----------------------

1. A document subject to all the terms, provisions and conditions therein contained.

     Entitled:                       Agreement for Annexation
     Dated:                          None shown
     Executed by:                    Salida Sanitary District and SPOA Members
     Recorded:                       September 20, 1989 under Recorder's Serial
                                     No. 074357 of Official Records

2. An easement for the purposes shown below and rights incidental thereto as shown or as offered for dedication on the recorded map shown below.

     Purpose:                        public utility easement
     Affects:                        Northerly and Easterly 10 feet

3. Covenants, conditions and restrictions (deleting any restrictions indicating any preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin) as set forth in the document.

     Recorded:                       April 18, 1989, Official Records under
                                     Recorder's Serial No.  27422.

     Re-recorded:                    April 24, 1989, of Official Records, under
                                     Recorder's Serial No.  28951.

     "Declaration of Annexation", as follows:

     Recorded:                       February 21, 1992, of Official Records,
                                     under Recorder's Serial No. 014936.

4. A document subject to all the terms, provisions and conditions therein contained.

     Entitled:                       Notice of Merger No.  94-03
     Dated:                          May 12, 1994
     Executed by:                    Tom Swafford, Nasco Real Property Co.
     Recorded:                       June 1, 1994 of Official Records under
                                     Recorder's Serial No. 94-0054790-00

5. An easement for the purpose shown below and rights incidental thereto as set forth in document.

     Granted to:           Modesto Irrigation District, an irrigation district
     Purpose:              public utilities
     Recorded:             October 13, 1994 of Official Records, under
                           Recorder's Serial No. 94-009786100